AMENDMENT

     THIS  AMENDMENT  (the  "Amendment")  is  entered into as of the 29th day of
November, 2001, by and among Alltrista Plastics Corporation, an Indiana corporation, TriEnda Corporation, an Indiana corporation, Quoin Corporation, a Delaware corporation, and Alltrista Corporation, an Indiana corporation (collectively, the "Sellers") and Wilbert, Inc., an Illinois corporation (the "Buyer"), and hereby amends the Asset Purchase Agreement dated as of October 15, 2001 by and among the Sellers and the Buyer (the "Agreement"). All capitalized terms used in this Amendment without definition have the respective meanings given to them in the Agreement.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Sellers and Buyer hereby agree to amend the Agreement as follows:

     1. The definition of "Closing Approvals" in Section 1.1 of the Agreement is hereby amended by adding the words "by Sellers, Holdings and Alltrisa" after the word "Closing" appearing in the first line of such definition.

     2. The definition of "Effective Time" in Section 1.1 of the Agreement is hereby deleted in its entirety and replaced by the following text:

               "Effective Time" means 12:00 A.M., Central Standard Time, on November 26, 2001.

     3. The definition of "Post-Closing Tax Period" in Section 1.1 of the Agreement is hereby amended by deleting the term "Closing Date" appearing therein and replacing it with the term "Effective Time".

     4. The definition of "Pre-Closing Tax Period" in Section 1.1 of the Agreement is hereby deleted in its entirety and replaced with the following text:

               "Pre-Closing Tax Period" means any tax period (or portion thereof) ending on or before 11:59 PM on November 25, 2001.

     5. Section 1.2 of the Agreement is hereby amended by deleting the reference to Section "11.1(e)" appearing next to the term "Drop Dead Date" and replacing such Section with "11.1(f)".

     6. Schedule 2.2 of the Agreement is hereby amended to add, in addition to those matters already included in Schedule 2.2, those matters set forth in the amendment to Schedule 2.2 attached hereto and incorporated herein by reference.

     7.   Section  2.6 of the  Agreement  is  hereby  amended  by  deleting  the
          language  reading,   "occur  as  soon  as  practicable  following  the
          fulfillment of the conditions to Closing set forth in Article VIII hereof, but in no event later than the Drop Dead Date" appearing in the first sentence thereof and replacing it with the following language: "be on November 28, 2001".

     8. Subsection 3.1(a) of the Agreement is hereby deleted in its entirety and replaced by the following text:

               3.1(a) Consideration, Payment. The aggregate consideration for the Assets (the "Purchase Price") will be: (i) Twenty Two Million Eight Hundred Fifty Thousand Dollars ($22,850,000); and (ii) the assumption of the Assumed Liabilities. The Purchase Price shall be delivered by Buyer to Sellers, Holdings and Alltrista or their assigns, as instructed and directed in that certain payoff letter dated November 26, 2001 by Bank One, Indiana, NA, as
               Administrative Agent (the "Agent") for the lenders (the "Lenders") under that certain Credit Agreement dated as of April 26, 1999 by and among Alltrista, the Agent and the Lenders (as amended, restated, supplemented or otherwise modified, the "Seller Credit Agreement") as follows: (i) One Million Five
               Hundred Thousand Dollars ($1,500,000) by wire transfer upon execution of this Agreement (the "Deposit"); (ii) Nineteen Million Five Hundred Thousand Dollars ($19,500,000) by delivery at Closing of a short-term promissory note in the form attached hereto as Exhibit 3.1(a-2) (the "Short-Term Promissory Note");
               (iii) One Million Eight Hundred Fifty Thousand Dollars ($1,850,000) by delivery at Closing of a promissory note in the form attached hereto as Exhibit 3.1(a) (the "Promissory Note"); and (iv) the balance of the Purchase Price by the execution and delivery at Closing of an agreement in the form of Exhibit 3.1(b) assuming the Assumed Liabilities.

     9. Exhibit 3.1(a) of the Agreement is hereby deleted in its entirety and replaced with Exhibit 3.1(a) attached hereto and incorporated herein by this reference.

     10. The Exhibit 3.1(a-2) to this Amendment is added to the Agreement as a new exhibit.

     11. Exhibit 3.1(b) of the Agreement is hereby deleted in its entirety and replaced with Exhibit 3.1(b) attached hereto and incorporated herein by this reference.

     12. Section 3.3 of the Agreement is hereby amended by deleting the term "Section 11.1(e)" appearing in the 10th line thereof and replacing it with the term "Section 11.1(f)".

     13. A new Section 3.4 is hereby added to the Agreement, and such section shall read as follows:

               3.4 Covenant to Reconvey. If the Short-Term Promissory Note delivered to Sellers, Holdings and Alltrista at Closing pursuant to Section 3.1 hereof is not paid in accordance with its terms, then upon written request of Sellers, Buyer shall (i) immediately reconvey the Assets to Sellers, Holdings and Alltrista by delivering instruments of transfer and assignment corresponding exactly to those delivered by Sellers, Holdings and Alltrista to Buyer in accordance with Section 2.3 hereof but with such changes as the context requires, (ii) shall operate the Business in the normal course and hold the Assets in trust for the benefit of Sellers until such reconveyance may be completed, and (iii) cause any liens on the Assets, including monetary liens, by Buyer's lenders or other creditors of Buyers to be immediately released. If the Short-Term Promissory Note is paid in accordance with its terms, then this covenant shall be of no force or effect and, following such payment, Sellers, Holdings and Alltrista shall deliver written acknowledgment of the same if requested by Buyer.

     14. Section 5.7 of the Agreement is hereby amended by adding the following text after the words "Except as" appearing in the 5th line thereof: ", and only to the extent, specifically".

     15. Section 5.7 of the Disclosure Schedule is hereby deleted in its entirety and replaced with Section 5.7 of Schedule 5.1 attached hereto and incorporated herein by this reference. For purposes of indemnification for a breach of a representation or warranty found in
          Section 5.7 of the Agreement, this amendment to Section 5.7 of the Disclosure Schedule shall not be deemed a supplement, but shall be deemed the original.

     16. Section 5.9 of the Disclosure Schedule is hereby amended to add, in addition to those matters already included in Section 5.9 of the Disclosure Schedule, those matters set forth in the amendment to
          Section 5.9 of Schedule 5.1 attached hereto and incorporated herein by reference (the "Additional Matters"). Sellers, Holdings and Alltrista hereby agree that all liabilities and expenses associated with such Additional Matters remain the obligation of the Sellers, Holdings or Alltrista, as the case may be.

     17. Subsection 5.11(a) of the Agreement is hereby amended by adding the following text to the beginning of each sentence therein: "Except as, and only to the extent, specifically set forth in Section 5.7 of the Disclosure Schedule,". For purposes of indemnification for a breach of a representation or warranty found in Subsection 5.11(a) of the Agreement, the amendment to Section 5.7 of the Disclosure Schedule set forth in Section 15 of this Amendment shall not be deemed a supplement, but shall be deemed the original.

     18. Section 5.12 of the Agreement is hereby amended by adding the following text to the beginning of each sentence therein: "Except as, and only to the extent, specifically set forth in Section 5.7 of the Disclosure Schedule,". For purposes of indemnification for a breach of a representation or warranty found in Section 5.12 of the Agreement, the amendment to Section 5.7 of the Disclosure Schedule set forth in
          Section 15 of this Amendment shall not be deemed a supplement, but shall be deemed the original.

     19. The 11th entry in subsection (a) of Section 5.14 of the Disclosure Schedule (relating to Key Employee Retention Plan agreements) and the 1st and 3rd entries in subsection (g) of Section 5.14 of the Disclosure Schedule (relating to an Asset Purchase Agreement dated as of March 12, 1999 and an Asset Purchase Agreement dated June 1, 2000, respectively) are hereby deleted in their entirety and replaced with the entries set forth in the amendment to Section 5.14 of Schedule 5.1 attached hereto and incorporated herein by reference.

     20. Subsection 5.27(a) of the Agreement is hereby amended by deleting "As of the Closing Date" in the second sentence thereof and replacing it with "Upon payment of the Short-Term Promissory Note (which shall occur no later than November 30, 2001)".

     21. A new Subsection 5.28(f) is hereby added to the Agreement and shall read as follows:

               (f) Sellers, Holdings and Alltrista have no leases with the Blin Corporation other than the first three (3) entries of Section 5.14(c) of the Disclosure Schedule.

     22. Subsection 5.30(b) of the Agreement is hereby amended by adding the following text after the last sentence thereof:

               For purposes of calculating the Closing Working Capital, the provisions of Sections 5.11 and 5.12 as amended by the Amendment shall be given effect so that no reduction in Working Capital shall be caused by any asset write downs booked or any reserves established to the extent those items are specifically reflected on Section 5.7 of the Disclosure Schedule.

     23. Section 6.3 of the Agreement is hereby amended by adding the text, "other than the consent of lenders" at the end of the last sentence thereof.

     24. Section 6.5 of the Agreement is hereby amended by adding the text, "other than the credit agreements and instruments of Buyer" at the end of the last sentence thereof.

     25. The following is hereby added as Section 6.6 of the Agreement: "Buyer will pay all amounts owing under the Short-Term Promissory Note by November 30, 2001."

     26. A new Subsection 7.1(b)(v) is hereby added to the Agreement and shall read as follows: "(v) reasonably cooperate in effecting the transfer of assets of Transferred Employees who had worked for TriEnda Corporation from the TriEnda OldCo Retirement Savings Plan to such other plan as such Transferred Employees request following the termination of the Agreement between TriEnda and TriEnda Newco dated April 26, 1999 regarding 401(k) matters."

     27. Subsection 7.5(f) of the Agreement is hereby amended by deleting the first sentence thereof and replacing it with the following: "The employment of all Transferred Employees with Sellers shall terminate effective as of 11:59 P.M. on November 25, 2001 and shall commence with Buyer as of the Effective Time."

     28. Section 7.6 of the Agreement is hereby amended by adding the following after the end of the last sentence thereof, "Buyer shall afford Sellers, Clyde Sansom, David Keeling and any of their authorized representatives reasonable access during normal business hours to any records related to the Synergy World earn-out obligations in connection with the Asset Purchase Agreement between Alltrista Plastics Corporation, Synergy World, Inc., Clyde Sansom and David Keeling, dated June 1, 2000 and any litigation related thereto.

     29. Subsection 7.7(a) is hereby amended by deleting the term "Closing Date" and by replacing it with the term "Effective Time".

     30.  Subsection 7.7(c) is hereby amended by:

          a. deleting the term "(but does not end on) the Closing Date" appearing in the second and third lines thereof and by replacing it with the following term: "(but does not end on) November 25, 2001"; and

          b. deleting the term "Closing Date based" appearing in the third line thereof and by replacing it with the following term:
               "Effective Time based".

     31. The Buyer hereby confirms that no Disapproved Matters exist as of the Closing Date.

     32.  The following is hereby added as Section 7.8(e) of the Agreement:

               (e) In the event the Survey received by Buyer after the Closing for the Real Property located at N7660 Industrial Road, Portage, Wisconsin discloses title exceptions that were not disclosed in the Owners Policy issued by Chicago Title Insurance Company dated April 30, 1999 (Policy No. 50 0118 106 3416) or the Survey conducted by Grothman & Associates, S.C. dated April 8, 1999 (File No. 399-141) ("New Disapproved Matters"), Buyer shall provide Sellers written notice of such New Disapproved Matters within ten (10) days after receipt of the Survey, and Sellers shall then have the right, but not the obligation, at Sellers' sole cost and expense, for a period of ten (10) business days after Sellers receive written notice from Buyer of Buyer's objections to title to cure any New Disapproved Matters. In the event that Sellers fail or are unwilling to cure such New Disapproved Matters to the reasonable satisfaction of Buyer's counsel, the New Disapproved Matters will be considered inaccuracies of representations and warranties under Section 5.29 of this Agreement. Notwithstanding the foregoing, Sellers shall in all events, at Sellers' sole cost and expense, remove all Monetary Liens within ten (10) business days after Sellers receive written notice from Buyer of any New Disapproved Matters. Furthermore, indemnification for the breach of representations and warranties under Section 5.29 of this Agreement due to Sellers' failure or unwillingness to cure a New Disapproved Matter shall not be subject to the Basket.

     33. Subsection 7.13(a)(ii) is hereby amended by adding after the phrase "the occurrence after the date of this Agreement" as follows: "but prior to Closing".

     34. Subsection 7.13(b)(ii) is hereby amended by adding after the phrase "the occurrence after the date of this Agreement" as follows: "but prior to Closing".

     35. A new Section 7.15 is hereby added to the Agreement, and such section shall read as follows:

               Section 7.15 Confirmation of PayOff. Sellers, Holdings and Alltrista shall provide Buyer with a written receipt from Bank One, Indiana, NA confirming the receipt of the $1,500,000 Deposit to prepay outstanding principal obligations under the Seller Credit Agreement and with a written receipt from Wisconsin Power and Light Company confirming the receipt of full prepayment on all outstanding principal and interest obligations under four Energy Service Contracts with TriEnda Corporation, respectively dated December 20, 1999, December 10, 1997, November 13, 1996 and November 13, 1996.

     36. A new Section 7.16 is hereby added to the Agreement, and such section shall read as follows:

               Section 7.16 Notice of Default. If Northern Trust Company notifies Buyer in writing that Buyer has defaulted under its Credit Agreement dated as of March 15, 1999 by and among Buyer, Northern Trust Company and certain other lenders party thereto, Buyer shall notify Alltrista no later than the next business day of such notice of default and provide Alltrista a copy of such notice of default from Northern Trust Company.

     37. A new Section 7.17 is hereby added to the Agreement, and such section shall read as follows:

               Section 7.17 Partial Assignment. With respect to the Asset Purchase Agreement by and among Alltrista Corporation, Triangle Plastics, Inc., TriEnda Corporation and James L. Blin, dated as of March 12, 1999, for which Buyer is only assuming Sections 7.12 and 7.17 (the "Blin APA"), and with respect to the Asset Purchase Agreement between Alltrista Plastics Corporation, Synergy World, Inc., Clyde Sansom and David Keeling, dated June 1, 2000 (the "Synergy World APA"), for which Buyer is assuming all of such agreement except any portion of the earn-out obligations set forth in Sections 3.1 and 3.2 thereof and related obligations, Sellers, Holdings and Alltrista shall assist Buyer in enforcing the assigned provisions in any action or proceeding upon the request of Buyer by joining therein or bringing such action or proceeding and fully cooperating with Buyer in such actions or proceedings, provided, however, that Buyer shall be responsible for any costs associated with such actions or proceedings which may be reasonably incurred by Sellers, Holdings or Alltrista (and such costs shall not apply toward the Basket). Notwithstanding anything in this provision to the contrary, this shall not affect any of the obligations of Sellers, Holdings and Alltrista pursuant to Section 10.1(i) of the Agreement or the fact that the Basket shall not apply to indemnification arising out of Section 10.1(i), as set forth in Section 10.3(a).

     38. Subsection 8.1(a) of the Agreement is hereby amended by deleting the word "greater" appearing in the 12th line thereof and replacing it with the word "less".

     39. Subection 8.1(b) of the Agreement is hereby amended by deleting the reference to "ten (10) days" appearing in the second line thereof and by replacing it with "fifteen (15) days".

     40. Subsection 8.2(b) of the Agreement is hereby deleted in its entirety and replaced by the following text: "Sellers shall have received an executed promissory note in the form attached hereto as Exhibit 3.1(a) and an executed promissory note in the form attached hereto as Exhibit 3.1(a-2)."

     41. Subsection 8.2(c) of the Agreement is hereby amended by deleting the reference to "ten (10) days" appearing in the second line thereof and by replacing it with "fifteen (15) days".

     42. A new Section 9.8 is hereby added to the Agreement, and such section shall read as follows:

               Section 9.8 Short-Term Promissory Note. To the extent the provisions in the Short-Term Promissory Note conflict with the provisions of this Article IX or the provisions of Section 12.9 of the Agreement, the Short-Term Promissory Note shall be governed by its own provisions.

     43. A new Subsection 10.1(h) is hereby added to the Agreement, and such new subsection shall read as follows:

               (h) any environmental remediation obligations incurred by virtue of or set forth in Section 7.17 of the Asset Purchase Agreement by and among Alltrista Corporation, Triangle Plastics, Inc., TriEnda Corporation and James L. Blin, dated as of March 12, 1999. Notwithstanding anything in this Agreement to the contrary, this indemnification responsibility shall survive for so long as Buyer or any of its affiliates shall own the Portage, Wisconsin real estate.

     44. A new Subsection 10.1(i) is hereby added to the Agreement, and such new subsection shall read as follows:

               (i) any earn-out obligations in connection with the Asset Purchase Agreement between Alltrista Plastics Corporation, Synergy World, Inc., Clyde Sansom and David Keeling, dated June 1, 2000, and related obligations and costs (including, without limitation, litigation expenses associated with the earn-out provisions and obligations).

     45. A new Subsection 10.1(j) is hereby added to the Agreement, and such new subsection shall read as follows:

               (j) the loss of Northwest Cascade, Inc. "NW Cascade" as a customer within twelve (12) months of the Closing (the "Customer Period"), provided that Buyer notifies Alltrista of such loss or suspected loss during the Customer Period. NW Cascade shall be deemed to have been lost as a customer for purposes of this
               Section 10.1(j) during the Customer Period if it ceases purchasing the Products (as defined in the Sales Agreement, dated the 14th day of August, 2000, by and between NW Cascade and Synergy World, a division of Alltrista Plastics Corporation), for a period of six (6) consecutive months beginning during the Customer Period or if it notifies Buyer during the Customer Period that it is ceasing its relationship as a customer of Buyer. Upon the loss of NW Cascade as a customer during the Customer Period, Sellers, Holdings and Alltrista shall be immediately obligated to pay Buyer the amount of $210,000 in cash as full indemnification for such loss.

     46. A new Subsection 10.1(k) is hereby added to the Agreement, and such new subsection shall read as follows:

               (k) any software used by Sellers, Holdings or Alltrista in the Business as of the date of the Agreement or the date of Closing for which Buyer has not received or does not receive an enforceable assignment. The parties hereby acknowledge that Buyer may immediately obtain a substitute license for the OS 400 software and the Aims software and, upon written notice by any licensor that Buyer does not have a valid software license for any other software, may immediately obtain a substitute license for such other software, all at the full expense of Sellers, Holdings and Alltrista. This software indemnification obligation shall survive for a period of one (1) year from the Closing Date. Notwithstanding anything in this Agreement to the contrary, the Basket amount for a Claim arising out of this Section 10.1(k) shall be $20,000 rather than $1,500,000.

     47. A new Subsection 10.1(l) is hereby added to the Agreement, and such new subsection shall read as follows:

               (l) the inability to enforce the assumed provisions of the Blin APA but only to the extent that such enforcement inability is due to the partial assignment of the Blin APA to Buyer.

     48. Subsection 10.2(b) is hereby amended by deleting the term "Closing Date" and by replacing it with the term "Effective Time".

     49. Subsection 10.3(a) is hereby amended by deleting the second sentence thereof in its entirety and replacing it with the following:

               However, this Section 10.3 will not apply to Sections 10.1(h), 10.1(i), and 10.1(j), to any failure to pay Assumed Liabilities, to any breach of any party's representations and warranties if the party making such representations and warranties had Knowledge of such breach at any time prior to the date on which such representations and warranties were made, to any intentional breach of any covenant or obligation, to breaches of Section 5.15 or Section 6.6, to breaches of Section 5.29 of this Agreement due to Sellers' failure or unwillingness to cure a New Disapproved Matter, or to costs incurred by Buyer due to the environmental condition of the Assets as of Closing (provided, however, that Section 10.3 will apply to any costs associated with closure and removal from service of the Oelwein ground water monitoring wells that are required by law, regulation or a governmental entity (the "Oelwein Closure Costs") to the extent such Oelwein Closure Costs exceed $10,000, and with respect to Oelwein Closure Costs that are below $10,000, Section 10.3 will not apply.) The parties agree that the Oelwein Closure Costs shall be at the full expense of Sellers, Holdings and Alltrista, provided, however, that Buyer shall request in writing (with a copy to Alltrista) that Blin Corporation or its successors or assigns pay for such closure and removal from service, and if Blin Corporation or its successors or assigns do not remit payment of the Oelwein Closure Costs to Buyer within thirty (30) days of such written request, Sellers, Holdings and Alltrista shall be required to promptly remit such payment to Buyer themselves.

     50. Subsection 10.3(c) of the Agreement is hereby amended by deleting the term "Section 12.2" appearing in the last line thereof and replacing it with the term "Section 12.3".

     51. Subsection 10.3(d) of the Agreement is hereby amended by deleting the first sentence thereof in its entirety and replacing it with the following: "If Buyer has one or more Claims for indemnification, it shall first offset such Claim(s) against the unpaid principal under the Promissory Note (following a written notice to Sellers, Holdings and Alltrista that it intends to offset such Claim(s), which notice may be the same notice as that described in Section 10.4(a)), and to the extent there is no unpaid principal under the Promissory Note, it shall receive the remainder of such indemnification from Sellers, Holdings and Alltrista in cash."

     52. Section 10.6 of the Agreement is hereby amended by adding the text, "provided, however, this Section 10.6 shall not apply to Sellers', Holdings' or Alltrista's enforcement of their respective rights under the Short-Term Note" to the end of the last sentence.

     53. Section 11.3 of the Agreement is hereby amended by deleting the words "Effective Time of" appearing therein.

     54. Section 12.5 of the Agreement is hereby amended by deleting the word "No" appearing at the beginning of the last sentence thereof and replacing it with the following text: "Except with respect to the Collateral Assignment of Purchase Agreement dated as of November 28, 2001 by Buyer in favor of the Northern Trust Company, as agent on behalf of certain banks, which is expressly permitted, no".

     This Amendment may be executed in counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument. However, in making proof hereof, it shall be necessary to produce only one copy hereof signed by the party to be charged. Signature pages delivered by facsimile to this Agreement or any document delivered in connection herewith or at the Closing shall be binding to the same extent as an original.

     Except as specifically provided herein, the terms of the Agreement shall remain unchanged and in full force and effect.


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                                     - 10 -

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be signed in their respective names by an officer thereunto duly authorized as of the date first above written.


SELLERS:                                   BUYER:

ALLTRISTA PLASTICS CORPORATION             WILBERT, INC.


By:  /s/ Martin E. Franklin                By:  /s/ Curtis J. Zamec
     ----------------------------------         --------------------------------
     Martin E. Franklin, President              Curtis J. Zamec, President and
                                                  Chief Executive Officer

TRIENDA CORPORATION


By:  /s/ Martin E. Franklin
     ----------------------------------
     Martin E. Franklin, President


QUOIN CORPORATION

By:  /s/ Angela K. Knowlton
     ----------------------------------
     Angela K. Knowlton, Treasurer


ALLTRISTA CORPORATION

By:  /s/ Martin E. Franklin
     ----------------------------------
     Martin E. Franklin, Chairman and
       Chief Executive Officer



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